UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 5, 2024
Nordstrom, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Common stock purchase rights		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition
On March 5, 2024, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and year ended February 3, 2024, its financial position as of February 3, 2024, and its cash flows for the year ended February 3, 2024 (“Fourth Quarter Results”). A copy of this earnings release is furnished as Exhibit 99.1.
ITEM 7.01 Regulation FD Disclosure
On March 5, 2024, Nordstrom, Inc. issued an earnings release announcing its Fourth Quarter Results. A copy of this earnings release is furnished as Exhibit 99.1.
In addition, furnished hereby and incorporated by reference herein is the earnings call commentary on its Fourth Quarter Results and 2024 financial outlook, as posted on the Company's investor relations website, investor.nordstrom.com, on March 5, 2024. A copy of this earnings call commentary is furnished as Exhibit 99.2.
The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing.
ITEM 9.01 Financial Statements and Exhibits

99.1	Nordstrom earnings release dated March 5, 2024 relating to the Company's Fourth Quarter Results
99.2	Nordstrom earnings call commentary relating to the Company's Fourth Quarter Results and 2024 financial outlook
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Cathy R. Smith
Cathy R. Smith
Chief Financial Officer

Date: March 5, 2024